Exhibit 10.1

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription”) is dated as of May 5, 2017, by and between CAPRICOR THERAPEUTICS, INC., a Delaware corporation (the “Company”), and the investor identified on the signature page hereto (the “Investor”). The Company and the Investor are sometimes referred to herein as the “Parties.”

RECITALS

A.       The Company wishes to issue and sell to the Investor, and the Investor wishes to purchase from the Company, upon the terms and conditions stated in this Subscription, [             ] shares (the “Shares”) of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”).

B.       The Company and the Investor are executing and delivering this Subscription in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Subscription, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1.       Subscription.

(a)       The Investor agrees to buy, and the Company agrees to sell and issue to the Investor, [             ] Shares for an aggregate purchase price of approximately [             ] (the “Subscription Amount”).

(b)       The completion of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Paul Hastings LLP, located at 1117 S. California Avenue, Palo Alto, California 94304, or at such other location(s) or remotely by facsimile transmission or other electronic means as the parties may mutually agree, on May 10, 2017, or such other date mutually agreed upon by the Parties. At the Closing, (i) the Investor shall pay the Subscription Amount by wire transfer of immediately available funds to the Company to such bank account or accounts as shall be designated by the Company and (ii) the Company shall cause the Shares to be delivered to the Investor, with the delivery of the Shares to be made through book entry confirmation from the Company’s transfer agent (the “Transfer Agent”).

2.       Representations and Warranties of the Company. The Company represents and warrants as of the date hereof to the Investor as follows: (i) it has the full corporate power and authority to enter into this Subscription and to perform all of its obligations hereunder; (ii) this Subscription has been duly authorized and executed by, and when delivered in accordance with the terms hereof will constitute a valid and binding agreement of, the Company enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity; (iii) the execution and delivery of this Subscription and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of the Company’s Certificate of Incorporation or Bylaws and amendments thereto through the date hereof; and (iv) the Shares, when issued and paid for in accordance with the terms of this Subscription, will be duly authorized, validly issued, fully paid and non-assessable.

3.       Representations, Warranties and Acknowledgments of the Investor.

(a)       The Investor hereby represents and warrants as of the date hereof to the Company as follows: (i) it has the full right, power and authority to enter into this Subscription and to perform all of its obligations hereunder; (ii) this Subscription has been duly authorized and executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity; (iii) the execution and delivery of this Subscription and the consummation of the transactions contemplated hereby do not conflict with or result in a breach of the Investor’s governing or organizational documents; (iv) at the time the Investor was offered the Shares, it was, and at the date hereof it is, and on the date of the Closing it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act of 1933, as amended; (v) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Shares; (vi) the Investor and the Investor’s attorneys, accountants, purchaser representatives and/or tax advisors, if any (collectively, “Advisors”), have received and carefully reviewed each of this Subscription, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined below), the Accredited Investor Questionnaires (as defined below) and any other documents or agreements explicitly contemplated hereunder (collectively, the “Transaction Documents”) and all other documents requested by the Investor or its Advisors, if any, and understand the information contained therein, prior to the execution of this Subscription; (vii) the Investor and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company’s officers and any other persons authorized by the Company to answer such questions, concerning, among other related matters, the Shares, the Transaction Documents and the business, financial condition, results of operations and prospects of the Company and all such questions have been answered by the Company to the full satisfaction of the Investor and its Advisors, if any; (viii) the Investor has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription or the transactions contemplated hereby; (ix) the Investor is not relying on the Company or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Investor has relied on the advice of, or has consulted with, only its own Advisors; (x) the Investor is satisfied that it has received adequate information with respect to all matters which it or its Advisors, if any, consider material to its decision to make an investment in the Shares; (xi) except as set forth below, the Investor is not a, and it has no direct or indirect affiliation or association with any, member of the Financial Industry Regulatory Authority, Inc. or an Associated Person (as such term is defined under the NASD Membership and Registration Rules Section 1011) as of the date hereof; and (xii) neither the Investor nor any group of investors (as identified in a public filing made with the SEC) of which the Investor is a part in connection with the offering of the Shares, acquired, or obtained the right to acquire, twenty percent (20%) or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.

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(b)       The Investor hereby also represents and warrants as of the date hereof to the Company that, other than the transactions contemplated hereunder, the Investor has not, directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Investor, executed any transactions in securities of the Company, including “short sales” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (“Short Sales”), during the period commencing from the time that the Investor first became aware of the proposed transactions contemplated hereunder until the date hereof (the “Discussion Time”). The Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.     Other Agreements of the Parties.

(a)       Covenant of the Investor Regarding Short Sales and Confidentiality. The Investor hereby covenants that neither it nor any affiliates acting on its behalf or pursuant to any understanding with it will execute any transactions in securities of the Company, including Short Sales, during the period after the Discussion Time and ending at the time that the transactions contemplated by this Subscription are first publicly announced by the Company through a press release and/or Current Report on Form 8-K. The Investor hereby covenants that until such time as the transactions contemplated by this Subscription are publicly disclosed by the Company through a press release and/or Current Report on Form 8-K, the Investor will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction.

(b)       Registration Rights Agreement. Prior to the Closing, the Investor shall have executed and delivered to the Company, and the Company shall have executed and delivered to the Investor, a Registration Rights Agreement substantially in the form of Exhibit A hereto (the “Registration Rights Agreement”).

(c)       Accredited Investor Questionnaire. Prior to the Closing, the Investor shall have executed, truthfully completed and delivered to the Company an Accredited Investor Questionnaire substantially in the form of Exhibit B hereto (the “Accredited Investor Questionnaire”).

(d)      Transfer Restrictions.

(i)	Compliance with Laws. Notwithstanding any other provision of this Section 4, the Investor covenants that the Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Shares other than (i) pursuant to an effective registration statement, (ii) to the Company, or (iii) pursuant to Rule 144 (provided that the Investor provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the Shares may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Subscription and the Registration Rights Agreement by executing a joinder agreement to each of the same, and shall have the rights of the Investor under this Subscription and the Registration Rights Agreement with respect to such transferred Shares upon such execution.

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(ii)	Legends. Book entry confirmations evidencing the Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form, until such time as they are not required, as reasonably determined by the Company:

THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

(iii)	Acknowledgement. The Investor acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act and applicable law. While a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investor of the Registrable Securities (as defined in the Registration Rights Agreement) (the “Registration Statement”) remains effective, the Investor may sell the Shares in accordance with the plan of distribution contained in the Registration Statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. The Investor agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Investor will refrain from selling such Shares until such time as it is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless the Investor is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Both the Company and its Transfer Agent, and their respective directors, officers, employees and agents, may rely on this Section 4(d)(iii) and the Investor will indemnify and hold harmless each of such persons from any breaches or violations of this Section 4(d)(iii).

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5.     Miscellaneous.

(a)       This Subscription constitutes the entire understanding and agreement among the parties with respect to its subject matter, and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription.

(b)       This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other party hereto, it being understood that the parties need not sign the same counterpart. Execution may be made by delivery by facsimile or by e-mail delivery of a “.pdf” format data file.

(c)       The provisions of this Subscription are severable and, in the event that any court or officials of any regulatory agency of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Subscription shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription and this Subscription shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible, so long as such construction does not materially adversely affect the economic rights of either party hereto.

(d)       All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier or sent via facsimile or by e-mail delivery and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

If to the Company:	Capricor Therapeutics, Inc.
8840 Wilshire Blvd, 2nd Floor Beverly Hills, CA 90211 Attention: General Counsel
Email Address: kkrasney@capricor.com

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With a copy to (which shall not constitute notice):

Paul Hastings LLP

1117 S. California Avenue Palo Alto, CA 94304

Attention: Rob R. Carlson, Esq.

Email Address: robcarlson@paulhastings.com

If to the Investor: as set forth on the Investor’s signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

(e)       No provision of this Subscription may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Subscription shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(f)       This Subscription shall be governed by and interpreted in accordance with the laws of the State of California for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

The undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date of this Subscription Agreement as set forth in the Preamble below.

CAPRICOR THERAPEUTICS, INC.

By:
Name: Linda Marbán, Ph.D.
Title: Chief Executive Officer

[Signature Page to Subscription Agreement]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

The undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date of this Subscription Agreement as set forth in the Preamble below.

Name of Investor:

By:

Name (print):

Title:

Aggregate Purchase Price (Subscription Amount):

$ ____________________________

Number of Shares to be Acquired: __________________

Tax  ID No.: ____________________

Address for Notice/Residency of Investor:

c/o Street:

City/State/Zip:

Attention:

Telephone No.:

Facsimile No.:

E-mail Address:

Delivery Instructions: (if different than above)

c/o Street:

City/State/Zip:

Attention:

Telephone No.:

[SIGNATURE PAGES CONTINUE]

[Signature Page to Subscription Agreement]